SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                               -------------------


                                    Form 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report: April 22, 2004




Commission          Exact name of registrant as specified in its charter  State of       I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation  I.D. Number

1-14514             Consolidated Edison, Inc.                             New York       13-3965100
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600


1-1217              Consolidated Edison Company of New York, Inc.         New York       13-5009340
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600

1-4315              Orange and Rockland Utilities, Inc.                   New York       13-1727729
                    One Blue Hill Plaza, Pearl River, New York 10965
                    (845) 352-6000

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
First Quarter Financial Results

Unaudited net revenues (operating revenues less purchased power, fuel and gas purchased for resale), operating income and net income for common stock for the three months ended March 31, 2004 and 2003 for Consolidated Edison, Inc. (Con Edison) and its consolidated subsidiaries Consolidated Edison Company of New York, Inc. (Con Edison of New York) and Orange and Rockland Utilities, Inc. (O&R, together with Con Edison and Con Edison of New York, the Companies) were as follows:

                            Con Edison       Con Edison of New York     O&R

(Millions of Dollars)       2004   2003          2004    2003       2004   2003
-------------------------------------------------------------------------------


Net revenues               $1,169  $1,157     $1,029  $1,012        $92    $89

Operating income             $255    $257       $230    $229        $19    $21

Net income for common stock  $155    $154       $152    $138        $15    $16

The major factors affecting Con Edison and Con Edison of New York's results for the three months ended March 31, 2004, as compared to the 2003 period, were higher depreciation and property tax expense and a reduction in the net credits for pensions and other post-retirement benefits; offset by the effects of sales growth and the recognition in the 2003 period, but not the 2004 period, of a provision for refund to customers of electric earnings in excess of a targeted return. Con Edison's results in the 2004 period reflect lower gross margins on electric sales by its unregulated subsidiaries and higher interest expense.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


99 Press release, dated April 22, 2004, furnished pursuant to Item 12 of Form 8-K.


 ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On April 22, 2004, Con Edison issued a press release reporting, among other things, results of operations for first quarter of 2004. Con Edison's condensed consolidated balance sheets at March 31, 2004 and December 31, 2003 and consolidated income statements for the three months ended March 31, 2004 and 2003 were attached to the press release. The press release (including its attachments), which is "furnished" as an exhibit to this report pursuant to Item 12 of Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section and shall not be incorporated by reference into any filing under the Securities Act of 1933.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONSOLIDATED EDISON, INC.

                                        CONSOLIDATED EDISON COMPANY
                                        OF NEW YORK, INC.


                                        By  /s/  EDWARD J. RASMUSSEN
                                                 Edward J. Rasmussen
                                            Vice President and Controller




                                        ORANGE AND ROCKLAND UTILITIES, INC.



                                        By  /s/  LOUIS M. BEVILACQUA
                                                 Louis M. Bevilacqua
                                         Chief Financial Officer and Controller






DATE: April 22, 2004